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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 2, 2007

                                COLUMBIA BANCORP
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             (Exact name of registrant as specified in its charter)

             Oregon                     0-27938                93-1193156
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  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
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                    (Address of principal executive offices)

                                 (541) 298-6649
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF  DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On January 2, 2007, Columbia Bancorp (the "Company") issued a press release announcing the realignment of duties for Greg B. Spear and Craig J. Ortega. Spear will remain Chief Financial Officer and will also have the Chief Administrative Officer title. As the Chief Administrative Officer, his duties will include strategic oversight and company expansion plans. Ortega will retain the title of President of Columbia River Bank but will no longer serve as the Chief Operating Officer. His overall duties will continue to be oversight of the bank as well as outside sales development activities and recruitment of key personnel.

The press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1     Press Release of the Company, dated January 2, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2007                          /s/ Roger L. Christensen
                                                --------------------------------
                                                Roger L. Christensen,
                                                President and Chief Executive -
                                                Columbia River Bank;
                                                President and Chief Executive
                                                Officer - Columbia Bancorp

Dated: January 2, 2007

                                                /s/ Greg B. Spear
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                                                Greg B. Spear,
                                                Executive Vice President,
                                                Chief Financial Officer -
                                                Columbia River Bank; and
                                                Chief Financial Officer -
                                                Columbia Bancorp